UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2020

QTS Realty Trust, Inc.

QualityTech, LP

(Exact name of registrant as specified in its charter)

Maryland (QTS Realty Trust, Inc.)	001-36109	46-2809094
Delaware (QualityTech, LP)	333-201810	27-0707288
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

12851 Foster Street
Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A common stock, $.01 par value	QTS	New York Stock Exchange

Preferred Stock, 7.125% Series A Cumulative Redeemable Perpetual, $0.01 par value	QTS PR A	New York Stock Exchange

Preferred Stock, 6.50% Series B Cumulative Convertible Perpetual, $0.01 par value	QTS PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405)  or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.14b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Equity Distribution Agreement

On May 11, 2020, QTS Realty Trust, Inc. (the “Company”) and QualityTech, LP (the “Operating Partnership”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with each of KeyBanc Capital Markets Inc., Berenberg Capital Markets LLC, BMO Capital Markets Corp., BofA Securities, Inc., Capital One Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Regions Securities LLC, Santander Investment Securities Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC, as sales agent, principal and/or (except in the case of Berenberg Capital Markets LLC, Capital One Securities, Inc., Regions Securities LLC, Santander Investment Securities Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC) forward seller (in such capacity, each a “Manager,” and together, the “Managers”), and each of the Forward Purchasers (as defined below), pursuant to which the Company may sell, from time to time, up to an aggregate gross sales price of $500,000,000 of its Class A common stock, $0.01 par value per share (the “Common Stock”), through the Managers, acting as the Company’s sales agents or, if applicable, as Forward Sellers (as defined below), or directly to the Managers as principals for their own accounts.

The Common Stock sold in the offering will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2020, and the accompanying base prospectus dated April 17, 2019 forming part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-230923) filed with the SEC on April 17, 2019.

Subject to the terms and conditions of the Equity Distribution Agreement, the Managers, whether acting as the Company’s sales agents or as Forward Sellers, will use their commercially reasonable efforts, consistent with their normal trading and sales practices and applicable law and regulations, to sell the Common Stock that may be designated by the Company (if acting as the Company’s sales agents) and the Common Stock borrowed from third parties (if acting as Forward Sellers), in each case on the terms and subject to the conditions of the Equity Distribution Agreement. Sales, if any, of the Common Stock made through the Managers, as the Company’s sales agents, or as Forward Sellers pursuant to the Equity Distribution Agreement, may be made in “at the market” offerings (as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”)), by means of ordinary brokers’ transactions on the New York Stock Exchange or sales made to or through market makers at market prices prevailing at the time of sale, and in privately negotiated transactions, which may include block trades, as the Company and any Manager or Forward Seller may agree. The Company also may sell Common Stock to any Manager as principal for its own account. If the Company sells Common Stock to any Manager as principal, it will enter into a separate terms agreement (each, a “Terms Agreement”, and collectively, the “Terms Agreements”) setting forth the terms of such transaction.

The Company or any Manager may at any time suspend an offering of Common Stock pursuant to the terms of the Equity Distribution Agreement. The offering of Common Stock pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of the Common Stock under the Equity Distribution Agreement (including Common Stock sold by the Company to or through the Managers and borrowed Common Stock sold through the Managers, acting as Forward Sellers) and the Terms Agreements, if any, having an aggregate gross sales price equal to $500,000,000 and (ii) the termination of such Equity Distribution Agreement by the Company, the Managers or the Forward Purchasers as permitted therein.

The Company and the Operating Partnership made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership and the registration statement in the Equity Distribution Agreement and also agreed to indemnify the Managers and the Forward Purchasers against certain liabilities, including liabilities under the Securities Act.

The Equity Distribution Agreement provides that, in addition to issuance and sale of Common Stock through the Managers, the Company also may enter into a Master Forward Agreement (each, a “Master Confirmation”) (as supplemented by a supplemental confirmation (together with the applicable Master Confirmation, a “Forward Sale Agreement”)) with each of KeyBanc Capital Markets Inc., BMO Capital Markets Corp., BofA Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and TD Securities (USA) LLC, or one of their respective affiliates, as forward purchaser (in such capacity, each a “Forward Purchaser,” and together, the “Forward Purchasers”) in a form attached as Schedule D to the Equity Distribution Agreement. In connection with any Forward Sale Agreement, the relevant Forward Seller (or its affiliate) will, at the Company’s request, use commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to borrow from third parties and sell a number of shares of Common Stock equal to the number of shares of Common Stock underlying the particular Forward Sale Agreement. In this Current Report on Form 8-K, a Manager, when acting as sales agent for the relevant Forward Purchaser, is referred to as, individually, a “Forward Seller” and collectively, the “Forward Sellers.” Unless otherwise expressly stated or the context otherwise requires, references herein to the “related” or “relevant” Forward Purchaser mean, with respect to any Manager, the affiliate of such Manager that is acting as Forward Purchaser or, if applicable, such Manager acting in its capacity as Forward Purchaser. The Company will not initially receive any proceeds from any sales of Common Stock by a Forward Seller in connection with a Forward Sale Agreement. The Company expects to fully physically settle each Forward Sale Agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of such Forward Sale Agreement, in which case the Company expects to receive aggregate cash proceeds at settlement equal to the number of shares of the Common Stock underlying such Forward Sale Agreement multiplied by the then-applicable forward sale price per share. Although the Company expects to settle any Forward Sale Agreements by the physical delivery of shares of Common Stock in exchange for cash proceeds, the Forward Sale Agreements will allow the Company to cash or net-share settle all or a portion of its obligations. If the Company elects to cash settle any Forward Sale Agreement, the Company may not receive any proceeds, and the Company may owe cash to the relevant Forward Purchaser. If the Company elects to net share settle any Forward Sale Agreement, the Company will not receive any cash proceeds, and the Company may owe shares of Common Stock to the relevant Forward Purchaser.

The Company intends to contribute the net proceeds from any sales of Common Stock to or through the Managers (as the Company’s sales agents or principals) and the net proceeds, if any, from the settlement of any Forward Sale Agreements to the Operating Partnership. The Operating Partnership intends to use the net proceeds contributed by the Company for general business purposes, which may include repayment of amounts outstanding under our unsecured revolving credit facility, the acquisition of additional properties, capital expenditures, including the development of properties in the Company’s portfolio, working capital, the payment of dividends and other general corporate purposes.

The compensation to each Manager will be a mutually agreed commission that will not exceed, but may be lower than, 2.0% of the gross sales price of the Common Stock sold through it as the Company’s sales agent pursuant to the Equity Distribution Agreement. The compensation to each Manager acting as a Forward Seller will be a mutually agreed commission in the form of a reduction to the initial forward price under the related Forward Sale Agreement that will not exceed, but may be lower than, 2.0% of the volume weighted average of the sales prices of all borrowed shares of Common Stock sold through such Manager, acting as Forward Seller, during the applicable forward hedge selling period for such Common Stock.

A copy of the Equity Distribution Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference, and a copy of the Form of Master Confirmation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1 and Exhibit 99.1, as applicable.

Item 9.01 Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  The following exhibits are filed as part of this report:

Exhibit Number	Exhibit Description
1.1	Equity Distribution Agreement among QTS Realty Trust, Inc., QualityTech, LP and KeyBanc Capital Markets Inc., Berenberg Capital Markets LLC, BMO Capital Markets Corp., BofA Securities, Inc., Capital One Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Regions Securities LLC, Santander Investment Securities Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC, as sales agent, principal and/or (except in the case of Berenberg Capital Markets LLC, Capital One Securities, Inc., Regions Securities LLC, Santander Investment Securities Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC) forward seller, and each of KeyBanc Capital Markets Inc., Bank of Montreal, Bank of America, N.A., Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, Jefferies LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Royal Bank of Canada and The Toronto-Dominion Bank, each in its capacity as a forward purchaser, dated May 11, 2020
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Stock
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)
99.1	Form of Master Forward Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

DATE: May 11, 2020		/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

QualityTech, LP

	By:	QTS Realty Trust, Inc.,
its general partner

DATE: May 11, 2020		/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel